UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2008

AFFINITY MEDIA INTERNATIONAL CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-51983	20-3315459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Sawtelle Blvd., Suite 470 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 479-1555

 Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS FORM 8-K, AN INVESTOR RELATIONS FIRM RETAINED BY AFFINITY MEDIA INTERNATIONAL CORP. (“AFFINITY”) INTENDS TO DISTRIBUTE A NEWSLETTER TO PERSONS WHO MIGHT BE INTERESTED IN PURCHASING AFFINITY’S SECURITIES, WHICH WILL INCLUDE THE INFORMATION SET FORTH ON EXHIBIT “99.1” TO THIS FORM 8-K, REGARDING THE MERGER OF HOTELS AT HOME, INC. WITH AND INTO A WHOLLY- OWNED SUBSIDIARY OF AFFINITY (THE “MERGER”).

AFFINITY AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF AFFINITY’S STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER AND RELATED MATTERS. STOCKHOLDERS OF AFFINITY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, AFFINITY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AFFINITY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AFFINITY’S FINAL PROSPECTUS, DATED JUNE 5, 2006, ITS REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 AND OTHER REPORTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AFFINITY’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS. THE DEFINITIVE PROXY STATEMENT OF AFFINITY WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO AFFINITY AT: 1850 SAWTELLE BLVD., SUITE 470, LOS ANGELES, CALIFORNIA, 90025. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF AFFINITY CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

Item 8.01 Other Events

On July 25, 2007, Affinity Media International Corp. (“Affinity”) announced that it and its wholly-owned subsidiary, Affinity Acquisition Subsidiary Corp. (“Affinity Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hotels at Home, Inc., a Delaware corporation (“Hotels”), and the stockholders of Hotels (the “Hotels Stockholders”), pursuant to which Hotels will merge into Affinity Sub and Hotels will become a wholly-owned subsidiary of Affinity (the “Merger”). On January 21, 2008, Affinity announced that Affinity, Affinity Subsidiary, Hotels and the Hotels Stockholders entered into an amendment to the Merger Agreement (the “Amendment”), pursuant to which certain terms of the Merger Agreement were amended and restated.

On November 13, 2007, Affinity filed a Preliminary Proxy on Schedule 14A with the Securities and Exchange Commission (the “SEC”) with respect to the special meeting of its stockholders it will call to approve the Merger Agreement and the transactions contemplated by the Merger Agreement. On February 13 and 14, 2008, Affinity filed Amendments Nos. 1 and 2, respectively, to the Preliminary Proxy on Schedule 14A with the SEC.

On March 9, 2008, an investor relations firm retained by Affinity intends to distribute an investment newsletter which will include the information with respect to the Merger set forth on Exhibit 99.1 to this Form 8-K to persons who might be interested in purchasing Affinity’s securities.

Forward-looking Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Affinity and Hotels and their combined business after completion of the proposed Merger. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Affinity’s and management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of Affinity’s stockholders to approve the Merger; the number and percentage of Affinity’s stockholders voting against the Merger; requirements or changes adversely affecting the business in which Hotels is engaged; demand for the products and services that Hotels provides; general economic conditions; as well as other relevant risks detailed in Affinity’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither Affinity nor Hotels assumes any obligation to update the information contained in this current report.

Additional Information and Where to Find It

 In connection with the proposed Merger and required stockholder approval, Affinity will file with the SEC a proxy statement which will be mailed to the stockholders of Affinity. Affinity’s stockholders are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about the Merger. Affinity’s stockholders will be able to obtain a free copy of such filings at the SEC’s internet site (http://www.sec.gov). Copies of such filings may also be obtained, without charge, by directing a request to Affinity, 1850 Sawtelle Blvd., Suite 470, Los Angeles, California.

 Affinity and its officers and directors may be deemed to have participated in the solicitation of proxies from Affinity’s stockholders in favor of the approval of the Merger. Information concerning Affinity’s directors and executive officers is set forth in the publicly filed documents of Affinity. Stockholders may obtain more detailed information regarding the direct and indirect interests of Affinity and its directors and executive officers in the Merger by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Investment Newsletter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY MEDIA INTERNATIONAL CORP.

Date: March 7, 2008	By:	/s/ Howard Cohl
Howard Cohl
President